                                                                     EXHIBIT 4.1


COMMON STOCK                                                       COMMON STOCK
NUMBER                                                                SHARES
                         [ACTIVE SOFTWARE, INC. LOGO]
                                                              CUSIP  00504E 10 0
          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE   SEE REVERSE FOR
                                                             CERTAIN RESTICTIONS

This Certifies that


is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                             $0.001 PAR VALUE, OF

                             ACTIVE SOFTWARE, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated _________________________

                    [ACTIVE SOFTWARE, INC. Corporate Seal]

          /s/ MARK A. MEDEARIS                                /s/ R. JAMES GREEN
                     SECRETARY             PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                                   COUNTERSIGNED AND REGISTERED:
                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                                                    TRANSFER AGENT AND REGISTRAR

                                                    BY__________________________
                                                            AUTHORIZED SIGNATURE

                             ACTIVE SOFTWARE, INC.

     The Corporation will furnish without charge to each stockholder who so requests a copy of the powers, designations, preferences and relative, participating, optional or other special rights to each class of stock or series thereof, and the qualifications, limitations, or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --  as tenants in common                  UNIF GIFT MIN ACT  --                        Custodian
                                                                                  -------------          ----------
TEN ENT --  as tenants by the entireties                                                  (Cust)           (Minor)
JT TEN --   as joint tenants with right of                                        under Uniform Trans to Minors Act
                                                                                  ---------------------------------
            survivorship and not as tenants in                                                         (State)
            common

         Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

_______________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

_______________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said shares on the books to the within named Corporation with full power of substitution in the premises.

Dated:__________________________

                              X ______________________________________

                              X ______________________________________
                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY:

_________________________________________